Stock Warrants	12 Months Ended
Dec. 31, 2018
Text Block [Abstract]
Stock Warrants

(13) Stock Warrants

On December 31, 2015, the Company assumed the outstanding stock warrants of Keystone. These warrants were issued to the initial organizers of Keystone in 2007. At the time of the merger the warrants were converted under the terms of the merger. A total of 36,000 warrants were assumed with an exercise price of $8.00 per share. These warrants expired on March 1, 2017. During 2016, warrants for 29,750 shares were exercised. At December 31, 2016, the remaining 6,250 shares were vested and exercisable. During 2017, the remaining - warrants were exercised. There were no warrants exercised in 2018. None of the warrants have been forfeited. No compensation expense is required by accounting principles generally accepted in the United State of America to be recorded in connection with these stock warrants.